SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                            EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) August 17, 2004


                                 ZANETT, INC.

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              (Exact name of registrant as specified in charter)


         Delaware                    0-27068                56-4389547
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(State or other jurisdiction  (Commission File Number)    IRS Employer
  of incorporation                                       Identification No.)


135 East 57th Street, 15th Floor, New York, NY                    10022
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code         (212)-980-4600
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        (Former name or former address, if changed since last report)



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Item 5. Results Of Operations and Financial Condition

On August 17, 2004, Zanett Inc. ("Zanett" or the "Company") announced its financial results for the second quarter ended June 30, 2004. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The attached press release contains non-GAAP financial measures. The non-GAAP measures included in the press release should be considered in addition to, not as a substitute for, or superior to other measures of the Company's financial position prepared in accordance with generally accepted accounting principles.

The attached press release discloses EBITDA, a non-GAAP financial measure which represents net income as presented in the statement of operations under GAAP before interest, taxes, depreciation and amortization and reconciles EBITDA to GAAP net income. EBITDA, as defined above, may not be similar to EBITDA measures used by other companies. We believe that EBITDA provides useful information to investors about the Company's performance because it eliminates the effects of period to period changes in costs associated with capital investments and income from interest on our cash and marketable securities that are not directly attributable to the underlying performance of the Company's business operations. Management uses EBITDA in evaluating the overall performance of the Company's business operations.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ZANETT, INC.


Date:	August 19, 2004               by:   /s/ Jack M. Rapport
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                                          Name:  Jack M. Rapport
                                          Title: Chief Financial Officer


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                                Exhibit Index


Exhibit No.                           Description
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99.1	          Press release, dated August 17, 2004, entitled "Record Q2
                Revenues and Consistent Profitability Announced by Zanett."